Analysis of the net investment in business interests and intangible assets (Tables)	12 Months Ended
Dec. 31, 2024
Analysis of the net investment in business interests and intangible assets
Schedule of the analysis of the net investment in business interests and intangible assets

	2024	2023	2022
	£m	£m	£m
Fair value given for business acquired	—	(139)	—
Acquisition of interest in associates	(4)	—	(1)
Additional investment in associates	(1)	(5)	—
Net assets and liabilities purchased	(2,296)	—	—
Net outflow of cash in respect of acquisitions	(2,301)	(144)	(1)

Disposal of net assets and liabilities	1,003	5,560	6,270
Loss on disposal of net assets and liabilities	(8)	(87)	(106)
Net inflow of cash in respect of disposals	995	5,473	6,164

Dividends received from associate	1	16	—
Net cash expenditure on intangible assets	(614)	(744)	(743)
Net (outflow)/inflow of cash	(1,919)	4,601	5,420